                             SHOE PAVILION, INC.

                         1998 EQUITY INCENTIVE PLAN


                              TABLE OF CONTENTS

                                                                PAGE
SECTION 1  ESTABLISHMENT, PURPOSE AND DURATION.................. 1
      1.1  Establishment of the Plan............................ 1
      1.2  Purpose of the Plan.................................. 1
      1.3  Duration of the Plan................................. 1

SECTION 2  DEFINITIONS.......................................... 1
      2.1  Affiliated SAR....................................... 1
      2.2  Award................................................ 1
      2.3  Award Agreement...................................... 1
      2.4  Board................................................ 2
      2.5  Code................................................. 2
      2.6  Committee............................................ 2
      2.7  Company.............................................. 2
      2.8  Consultant........................................... 2
      2.9  Director............................................. 2
     2.10  Disability........................................... 2
     2.11  Employee............................................. 2
     2.12  Exchange Act......................................... 2
     2.13  Fair Market Value.................................... 2
     2.14  Fiscal Year.......................................... 2
     2.15  Freestanding SAR..................................... 2
     2.16  Incentive Stock Option............................... 2
     2.17  Insider.............................................. 3
     2.18  Nonqualified Stock Option............................ 3
     2.19  Option............................................... 3
     2.20  Option Price......................................... 3
     2.21  Participant.......................................... 3
     2.22  Performance Unit..................................... 3
     2.23  Performance Share.................................... 3
     2.24  Period of Restriction................................ 3
     2.25  Restricted Stock..................................... 3
     2.26  Retirement........................................... 3
     2.27  Shares............................................... 3
     2.28  Stock Appreciation Right............................. 3
     2.29  Subsidiary........................................... 3
     2.30  Tandem SAR........................................... 3
     2.31  Termination of Service............................... 4

SECTION 3  ADMINISTRATION....................................... 4
      3.1  The Committee........................................ 4
      3.2  Authority of the Committee........................... 4
      3.3  Decisions Binding.................................... 4

SECTION 4  SHARES SUBJECT TO THE PLAN........................... 4
      4.1  Number of Shares..................................... 5



                             TABLE OF CONTENTS
                                 (CONTINUED)

                                                                        PAGE
       4.2  Lapsed Awards...............................................  5
       4.3  Adjustments in Authorized Shares............................  6

SECTION  5  ELIGIBILITY AND PARTICIPATION...............................  6
       5.1  Eligibility.................................................  6
       5.2  Actual Participation........................................  6

SECTION  6  STOCK OPTIONS...............................................  6
       6.1  Grant of Options............................................  6
       6.2  Award Agreement.............................................  6
       6.3  Option Price................................................  6
     6.3.1  Nonqualified Stock Options..................................  6
     6.3.2  Incentive Stock Options.....................................  7
     6.3.3  Substitute Options..........................................  7
       6.4  Duration of Options.........................................  7
       6.5  Exercise of Options.........................................  7
       6.6  Payment.....................................................  7
       6.7  Restrictions on Share Transferability.......................  8
       6.8  Certain Additional Provisions for Incentive Stock Options...  8
     6.8.1  Exercisability..............................................  8
     6.8.2  Termination of Service......................................  8
     6.8.3  Death of Participant........................................  8
     6.8.4  Employees Only..............................................  8
       6.9  Nontransferability of Options...............................  8

SECTION  7  STOCK APPRECIATION RIGHTS...................................  8
       7.1  Grant of SARs...............................................  8
       7.2  Exercise of Tandem SARs.....................................  9
       7.3  Exercise of Affiliated SARs.................................  9
       7.4  Exercise of Freestanding SARs...............................  9
       7.5  SAR Agreement...............................................  9
       7.6  Term of SARs................................................  9
       7.7  Payment of SAR Amount....................................... 10
       7.8  Rule 16b-3 Requirements..................................... 10
       7.9  Nontransferability of SARs.................................. 10

SECTION  8  RESTRICTED STOCK............................................ 10
       8.1  Grant of Restricted Stock................................... 10
       8.2  Restricted Stock Agreement.................................. 10
       8.3  Transferability............................................. 10
       8.4  Other Restrictions.......................................... 10
       8.5  Certificate Legend.......................................... 11
       8.6  Removal of Restrictions..................................... 11
       8.7  Voting Rights............................................... 11
       8.8  Dividends and Other Distributions........................... 11



                             TABLE OF CONTENTS
                                 (CONTINUED)
                                                                        PAGE
       8.9  Return of Restricted Stock to Company....................... 11

SECTION  9  PERFORMANCE UNITS AND PERFORMANCE SHARES.................... 11
       9.1  Grant of Performance Units/Shares........................... 11
       9.2  Value of Performance Units/Shares........................... 12
       9.3  Earning of Performance Units/Shares......................... 12
       9.4  Form and Timing of Payment of Performance Units/Shares...... 12
       9.5  Cancellation of Performance Units/Shares.................... 12
       9.6  Nontransferability.......................................... 12

SECTION 10  BENEFICIARY DESIGNATION..................................... 13

SECTION 11  DEFERRALS................................................... 13

SECTION 12  RIGHTS OF EMPLOYEES......................................... 13
      12.1  No Effect on Employment or Service.......................... 13
      12.2  Participation............................................... 13

SECTION 13  AMENDMENT, SUSPENSION, OR TERMINATION....................... 13
      13.1  Amendment, Suspension, or Termination....................... 13

SECTION 14  WITHHOLDING................................................. 14
      14.1  Tax Withholding............................................. 14
      14.2  Shares Withholding.......................................... 14

SECTION 15  INDEMNIFICATION............................................. 14

SECTION 16  SUCCESSORS.................................................. 14

SECTION 17  LEGAL CONSTRUCTION.......................................... 15
      17.1  Gender and Number........................................... 15
      17.2  Severability................................................ 15
      17.3  Requirements of Law......................................... 15
      17.4  Securities Law Compliance................................... 15
      17.5  Governing Law............................................... 15
      17.6  Captions.................................................... 15

                             SHOE PAVILION, INC.
                         1998 EQUITY INCENTIVE PLAN
                        (Effective February __, 1998)

                                  SECTION 1
                     ESTABLISHMENT, PURPOSE AND DURATION

        1.1 Establishment of the Plan. Shoe Pavilion, Inc., a Delaware
            -------------------------
corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Shoe Pavilion, Inc. 1998 Equity Incentive Plan" (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective immediately preceding the date that the Company's Registration Statement on Form S-1 covering the sale of its Common Stock is declared effective by the Securities and Exchange Commission.

        1.2 Purpose of the Plan. The purpose of the Plan is to promote the
            -------------------
success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

        1.3 Duration of the Plan. The Plan shall commence on the date
            --------------------
specified in Section 1.1, and shall remain in effect until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after January 28, 2005.

                                  SECTION 2
                                 DEFINITIONS

        The following terms shall have the meanings set forth below, unless plainly required by the context:

        2.1 Affiliated SAR means a SAR that is granted in connection with a
            --------------
related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

        2.2 Award means, individually or collectively, a grant under the Plan of
            -----
Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

        2.3 Award Agreement means an agreement entered into by each
            ---------------
Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

        2.4  Board or Board of Directors means the Board of Directors of the
             ---------------------------
Company.

        2.5  Code means the Internal Revenue Code of 1986, as amended.
             ----
Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

        2.6  Committee means the committee, as specified in Section 3,
             ---------
appointed by the Board to administer the Plan with respect to grants of Awards.

        2.7  Company means Shoe Pavilion, Inc., a Delaware corporation, or
             -------
any successor thereto.

        2.8  Consultant means any consultant, independent contractor, or other
             ----------
person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

        2.9  Director means any individual who is a member of the Board of
             --------
Directors of the Company.

        2.10 Disability means a permanent and total disability within the
             ----------
meaning of Code Section 22(e)(3).

        2.11 Employee means any employee of the Company or of the Company's
             --------
Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Directors who are not otherwise employed by the Company shall not be considered Employees.

        2.12 Exchange Act means the Securities Exchange Act of 1934, as
             ------------
amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

        2.13 Fair Market Value means the average of the highest and lowest
             -----------------
quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

        2.14 Fiscal Year means the fiscal year of the Company.
             -----------

        2.15 Freestanding SAR means a SAR that is granted independently of any
             ----------------
Options.

        2.16 Incentive Stock Option or "ISO" means an option to purchase
             ----------------------
Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

        2.17 Insider shall mean an Employee who, on the relevant date, is a
             -------------
Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

        2.18 Nonqualified Stock Option or "NQSO" means an option to purchase
             -------------------------
Shares which is not intended to be an Incentive Stock Option.

        2.19 Option means an Incentive Stock Option or a Nonqualified Stock
             ------
Option.

        2.20 Option Price means the price at which a Share may be purchased by a
             ------------
Participant pursuant to an Option, as determined by the Committee.

        2.21 Participant means an Employee of the Company who has outstanding
             -----------
an Award granted under the Plan.

        2.22 Performance Unit means an Award granted to an Employee pursuant
             ----------------
to Section 9.

        2.23 Performance Share means an Award granted to an Employee pursuant to
             -----------------
Section 9.

        2.24 Period of Restriction means the period during which the transfer
             ---------------------
of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

        2.25 Restricted Stock means an Award granted to a Participant pursuant
             ----------------
to Section 8.

        2.26 Retirement shall have the meaning for each respective individual
             ----------
Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

        2.27 Shares means the shares of common stock of the Company.
             ------

        2.28 Stock Appreciation Right or "SAR" means an Award, granted alone
             --------------------------------
or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

        2.29 Subsidiary means any corporation in which the Company owns
             ----------
directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

        2.30 Tandem SAR means a SAR that is granted in connection with a related
             ----------
Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

        2.31 Termination of Service means (a) in the case of an Employee, a
             ----------------------
cessation of the employee-employer relationship between an Employee and the Company or a Subsidiary for an reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Subsidiary; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous reengagement of the Consultant by the Company or a Subsidiary.

                                  SECTION 3
                               ADMINISTRATION

        3.1 The Committee. The Plan shall be administered by the Committee. The
            -------------
Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who both are (a) nonemployee directors under Rule 16b-3 under the Exchange Act, and (b) "outside directors" under Section 162(m) of the Code. Notwithstanding any contrary provision of the Plan, during the period prior to the time when the Shares first are registered under Section 12 of the Exchange Act, the Board (a) shall have all of the authority granted under the Plan to the Committee, and (b) may exercise all of the powers of the Committee.

        3.2 Authority of the Committee. The Committee shall have full power,
            --------------------------
except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Insiders, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3.

        3.3 Decisions Binding. All determinations and decisions made by the
            -----------------
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

                                  SECTION 4
                         SHARES SUBJECT TO THE PLAN

        4.1 Number of Shares. Subject to adjustment as provided in Section
            ----------------
4.3, the total number of Shares available for grant under the Plan shall not exceed 1,000,000. These 1,000,000 Shares may be either authorized but unissued or reacquired Shares.

        The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

        (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

        (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

        (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

        (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

        (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

        (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

        (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award, provided that the number of shares credited is a whole number.

     4.2 Lapsed Awards. If any Award granted under this Plan is cancelled,
         -------------
terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 Adjustments in Authorized Shares. In the event of any merger,
         ---------------------------------
reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.

                                  SECTION 5
                        ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility.  Persons eligible to participate in this Plan include
         -----------
all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, the
         --------------------
Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                  SECTION 6
                                STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan,
         ----------------
Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 200,000 shares. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award
         ---------------
Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 Option Price. The Option Price for each grant of an Option shall be
         ------------
determined by the Committee in its sole discretion.

         6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock
               --------------------------
Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

         6.3.2 Incentive Stock Options. In the case of an Incentive Stock
               -----------------------
Option, the Option Price shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

         6.3.3 Substitute Options. Notwithstanding the provisions of 6.3.1 and
               ------------------
6.3.2, in the event that the Company or a Subsidiary consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

     6.4 Duration of Options. Each Option shall expire at such time as the
         -------------------
Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. Subject to the preceding sentence, after the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

     6.5 Exercise of Options. Options granted under the Plan shall be
         -------------------
exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

     6.6 Payment. Options shall be exercised by the Participant's delivery of a
         -------
written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Restrictions on Share Transferability. The Committee may impose such
         -------------------------------------
restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 Certain Additional Provisions for Incentive Stock Options.
         ---------------------------------------------------------

         6.8.1 Exercisability. The aggregate Fair Market Value (determined at
               --------------
the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

         6.8.2 Termination of Service. No Incentive Stock Option may be
               ----------------------
exercised more than three months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's Termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and
(b) the Award Agreement permits later exercise.

         6.8.3 Death of Participant. Notwithstanding Section 6.5, if a
               --------------------
Participant dies prior to the expiration of his or her Incentive Stock Option, the Committee, in its discretion, may provide that his or her Incentive Stock Option shall be exercisable for up to three (3) months after the date of death.

         6.8.4 Employees Only. Incentive Stock Options may be granted only to
               --------------
persons who are Employees of the Company or a Subsidiary at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

     6.9 Nontransferability of Options. No Option granted under the Plan may be
         -----------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under
Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                  SECTION 7
                          STOCK APPRECIATION RIGHTS

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR
         -------------
may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

        The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs, provided that during any Fiscal Year, no Participant shall be granted SARs covering more than 200,000 shares. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option

        7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or
            -----------------------
part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3 Exercise of Affiliated SARs. Affiliated SARs shall be deemed to be
            ---------------------------
exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

        7.4 Exercise of Freestanding SARs. Freestanding SARs shall be
            -----------------------------
exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

        7.5 SAR Agreement. Each SAR grant shall be evidenced by an Award
            -------------
Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

        7.6 Term of SARs. The term of a SAR granted under the Plan shall be
            ------------
determined by the Committee, in its sole discretion.

        7.7 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall
            ---------------------
be entitled to receive payment from the Company in an amount determined by multiplying:

        (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

        (b) The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        7.8 Rule 16b-3 Requirements.  Notwithstanding any other provision of
            -----------------------
the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

        7.9 Nontransferability of SARs. No SAR granted under the Plan may be
            --------------------------
sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under Section 10. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                  SECTION 8
                              RESTRICTED STOCK

        8.1 Grant of Restricted Stock. Subject to the terms and provisions of
            -------------------------
the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

        8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be
            --------------------------
evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

        8.3 Transferability. Except as provided in this Section 8, Shares of
            ---------------
Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        8.4 Other Restrictions. The Committee, in its sole discretion, may
            ------------------
impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

        8.5 Certificate Legend. In addition to any legends placed on
            ------------------
certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Shoe Pavilion, Inc. 1998 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Shoe Pavilion, Inc."

        8.6 Removal of Restrictions. Except as otherwise provided in this
            -----------------------
Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by
Section 8.4 and 8.5 removed from his or her Share certificate.

        8.7 Voting Rights. During the Period of Restriction, Participants
            -------------
holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

        8.8 Dividends and Other Distributions.  During the Period of
            ---------------------------------
Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

        8.9 Return of Restricted Stock to Company. Subject to the applicable
            -------------------------------------
Award Agreement and Section 8.6, upon the earlier of (a) the Participant's Termination of Service, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                  SECTION 9
                  PERFORMANCE UNITS AND PERFORMANCE SHARES

        9.1 Grant of Performance Units/Shares.  Subject to the terms of the
            ---------------------------------
Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

        9.2 Value of Performance Units/Shares.  Each Performance Unit shall
            ---------------------------------
have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

        9.3 Earning of Performance Units/Shares. After the applicable
            -----------------------------------
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

        9.4 Form and Timing of Payment of Performance Units/Shares.  Payment
            ------------------------------------------------------
of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

        Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

        9.5 Cancellation of Performance Units/Shares.  Subject to the
            ----------------------------------------
applicable Award Agreement, upon the earlier of (a) the Participant's Termination of Service, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

        9.6 Nontransferability.  Performance Units/Shares may not be sold,
            ------------------
transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                 SECTION 10
                           BENEFICIARY DESIGNATION

        As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                 SECTION 11
                                  DEFERRALS

        The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                 SECTION 12
                             RIGHTS OF EMPLOYEES

        12.1 No Effect on Employment or Service. Nothing in the Plan shall
             ----------------------------------
interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a Termination of Service.

        12.2 Participation. No Employee or Consultant shall have the right to
             -------------
be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                 SECTION 13
                    AMENDMENT, SUSPENSION, OR TERMINATION

        13.1 Amendment, Suspension, or Termination. The Board, in its sole
             -------------------------------------
discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                 SECTION 14
                                 WITHHOLDING

        14.1 Tax Withholding. Prior to the delivery of any Shares or cash
             ---------------
pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

        14.2 Shares Withholding. The Committee may, in its absolute
             ------------------
discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and
(3) the election will be subject to the disapproval of the Committee.

                                 SECTION 15
                               INDEMNIFICATION

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                 SECTION 16
                                 SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                 SECTION 17
                             LEGAL CONSTRUCTION

        17.1 Gender and Number. Except where otherwise indicated by the
             -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        17.2 Severability. In the event any provision of the Plan shall be held
             ------------
illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        17.3 Requirements of Law. The granting of Awards and the issuance of
             -------------------
Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        17.4 Securities Law Compliance.  With respect to Insiders,
             -------------------------
transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        17.5 Governing Law. The Plan and all Award Agreements hereunder, shall
             -------------
be construed in accordance with and governed by the laws of the State of California.

        17.6 Captions.  Captions are provided herein for convenience only, and
             --------
are not to serve as a basis for interpretation or construction of the Plan.

                                  EXECUTION

        IN WITNESS WHEREOF, Shoe Pavilion, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.


                                SHOE PAVILION, INC.



Dated:  January 28, 1998        By
                                  _________________________
                                  Name:  Dmitry Beinus
                                  Title: Chairman, President
                                         and Chief Executive Officer

                                                         [FORM OF NONQUALIFIED
                                                       STOCK OPTION AGREEMENT]



                             SHOE PAVILION, INC.
                         1998 EQUITY INCENTIVE PLAN
                     NONQUALIFIED STOCK OPTION AGREEMENT


     Shoe Pavilion, Inc. (the "Company") hereby grants you, [NAME OF EMPLOYEE] (the "Employee"), a nonqualified stock option under the Company's 1998 Equity Incentive Plan (the "Plan"), to purchase shares of common stock of the Company ("Shares"). The date of this Agreement is [DATE] (the "Grant Date"). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the "Expiration Date"). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:


  Maximum Number of Shares
  Purchasable with this Option:[NUMBER A]   Purchase Price per Share:$[NUMBER B]
  ----------------------------              ------------------------

     Scheduled Vesting Dates:                Number of Shares:
     -----------------------                 ----------------

     [DATE 1 YEAR FROM GRANT DATE]           [25% OF NUMBER A]
     [DATE 2 YEARS FROM GRANT DATE]          [25% OF NUMBER A]
     [DATE 3 YEARS FROM GRANT DATE]          [25% OF NUMBER A]
     [DATE 4 YEARS FROM GRANT DATE]          [25% OF NUMBER A]


            Event Triggering                Maximum Time to Exercise
          Termination of Option:            After Triggering Event*:
          ---------------------             -----------------------

     Termination of Service within                   None
      [1 year] of Grant Date
     Conduct harmful to the Company                  None
     All other Terminations of Service             3 months


     * However, in no event may this option be exercised after the Expiration Date (except in certain cases of the death of the Employee).

     Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 4 through 8 of Appendix
A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.


SHOE PAVILION, INC.                             EMPLOYEE


By
  ______________________                        ______________________
  Title:                                        [NAME]

                                 APPENDIX A


              TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

        1. Grant of Option.  The Company hereby grants to the Employee under
           ---------------
the Plan, as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, a nonqualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of [NUMBER A] Shares.

        2. Exercise Price.  The purchase price per Share for this option (the
           --------------
"Exercise Price") shall be $[NUMBER B].

        3. Number of Shares.  The number and class of Shares specified in
           ----------------
Paragraph 1 above, and/or the Exercise Price, are subject to adjustment by the Committee in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, distribution or other change in the corporate structure of the Company affecting the Shares (an "Event"). Any such adjustment shall be made by the Committee as constituted immediately prior to the applicable Event (the "Applicable Committee") and shall be designed so that if the Employee (or any beneficiary) exercises this option after an Event, he or she shall receive (upon payment of the Exercise Price for each Share exercised) the securities and any other property (other than regular cash dividends) which the Employee (or beneficiary) would have been entitled to had he or she instead acquired the Shares on the Grant Date and held them through the date of exercise. Notwithstanding the preceding, (a) the number of Shares subject to this option always shall be a whole number, and (b) if the Applicable Committee determines that the delivery of securities or other property (other than Shares) from any such adjustment would create an undue burden or expense, the Employee (or beneficiary) instead shall receive a lump sum cash payment equal to the fair market value (as determined by the Applicable Committee) of such securities or other property.

        4. Consideration.  Subject to the provisions of Paragraph 13 below,
           -------------
the Employee agrees to remain in the employ of the Company and/or an Affiliate for at least one (1) year after the Grant Date. This option may not be exercised as to any Shares subject thereto unless and until the expiration of such one (1) year period. In the event of the Employee's Termination of Service for any reason during such one (1) year period, this option shall terminate and all rights hereunder shall cease.

        5. Vesting Schedule.  Except as provided in Paragraph 6, the right to
           ----------------
exercise this option will vest as to twenty-five percent (25)% of the Shares specified in Paragraph 1 above on the first anniversary date of the Grant Date, and as to an additional twenty-five percent (25%) on each succeeding anniversary date, until the right to exercise this option shall have vested with respect to one hundred percent (100%) of such Shares. Shares scheduled to vest on any such anniversary date actually will vest only if the Employee has not incurred a Termination of Service prior to such date.

        6. Effect of Conduct Detrimental to the Company.  If the Employee
           --------------------------------------------
engages in any conduct which the Committee (in its sole discretion) determines to be contrary or harmful to the interests of the Company, then this option shall immediately terminate and any "Option Gain" realized by the Employee from exercising this option shall be immediately paid by the Employee to the Company. "Option Gain" means the amount equal to (a) minus (b), times (c), where (a) equals the Fair Market Value of a Share on the date of exercise, (b) equals the Exercise Price, and (c) equals the number of Shares exercised. Examples of conduct which is contrary or harmful to the interests of the Company include (but are not limited to): (1) conviction for any felony, (2) violation of any Company insider trading policy, (3) service as an employee, consultant, advisor or in any other capacity to any entity that is in competition with or acting against the interests of the Company, (4) disclosure of any confidential information or material concerning the Company (except as may be required in the course of the Employee's employment with the Company), (5) misappropriation of trade secrets or (6) breach of fiduciary duties. The provisions of this Paragraph 6 shall not apply to any Shares issued in respect of Options exercised by the Employee more than one (1) year prior to the date on which the Committee determines that the Employee first engaged in conduct which otherwise would cause the provisions of this Paragraph 6 to be applicable.

        7.  Termination of Option.  Except as provided in Paragraph 6, in the
            ---------------------
event of the Employee's Termination of Service for any reason other than death, the Employee may, within three (3) months after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option.

        8.  Death of Employee.  In the event that the Employee dies while in
            -----------------
the employ of the Company and/or an Subsidiary or during the three (3) month period referred to in Paragraph 7 above, the Employee's designated beneficiary, or if no beneficiary survives the Employee, the administrator or executor of the Employee's estate, may, within three (3) months after the date of death, exercise any vested but unexercised portion of the option. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

        9.  Persons Eligible to Exercise Option.  This option shall be
            -----------------------------------
exercisable during the Employee's lifetime only by the Employee. The option shall not be transferable by the Employee, except by (a) a valid beneficiary designation made in a form and manner acceptable to the Committee, or (b) will or the applicable laws of descent and distribution.

        10. Exercise of Option.  This option may be exercised by the person
            ------------------
then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Exercise Price (and the amount of any income tax the Company determines is required to be withheld by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. No partial exercise of this option may be for less than ten (10) Share lots or multiples thereof.

        11. Suspension of Exercisability.  If at any time the Company shall
            ----------------------------
determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

        12. No Rights of Stockholder.  Neither the Employee (nor any
            ------------------------
beneficiary) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee (or beneficiary).

        13. No Effect on Employment.  The Employee's employment with the
            -----------------------
Company and its Subsidiaries is on an at-will basis only. Accordingly, subject to any written, express employment contract with the Employee, nothing in this Agreement or the Plan shall confer upon the Employee any right to continue to be employed by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or the Subsidiary, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Subsidiary employing the Employee. For purposes of this Agreement, the transfer of employment of the Employee between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a Termination of Service.

        14. Address for Notices.  Any notice to be given to the Company under
            -------------------
the terms of this Agreement shall be addressed to the Company, in care of its [TITLE], at [ADDRESS], or at such other address as the Company may hereafter designate in writing.

        15. Option is Not Transferable.  Except as otherwise expressly
            --------------------------
provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, pledge, assign, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

        16. Other Benefits.  Except as provided below, nothing contained in
            --------------
this Agreement shall affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company or any Subsidiary. Notwithstanding any contrary provision of this Agreement, in the event that the Employee receives a hardship withdrawal from his or her pre-tax account under any tax-qualified retirement plan sponsored by the Company (the "401(k) Plan"), this option may not be exercised during the twelve (12) month period following the receipt of such withdrawal, unless the Committee determines that such exercise (or a particular manner of exercise) would not adversely affect the continued tax qualification of the 401(k) Plan.

        17. Maximum Term of Option.  Notwithstanding any other provision of
            ----------------------
this Agreement except Paragraph 8 above relating to the death of the Employee (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the Expiration Date.

        18. Binding Agreement.  Subject to the limitation on the
            -----------------
transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

        19. Conditions to Exercise.  The Exercise Price for this option must
            ----------------------
be paid in the legal tender of the United States or, in the Committee's sole discretion, in Shares of equivalent value that (a) were previously issued to the Employee upon the exercise of this option and (b) have been held by the Employee for at least six (6) months prior thereto. Exercise of this option will not be permitted until satisfactory arrangements have been made for the payment of the appropriate amount of withholding taxes (as determined by the Company).

        20. Plan Governs.  This Agreement is subject to all of the terms and
            ------------
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

        21. Committee Authority.  The Committee shall have all discretion,
            -------------------
power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

        22. Captions.  The captions provided herein are for convenience only
            --------
and are not to serve as a basis for the interpretation or construction of this Agreement.

        23. Agreement Severable.  In the event that any provision in this
            -------------------
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

        24. Modifications to the Agreement.  This Agreement constitutes the
            ------------------------------
entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

                                                            [FORM OF INCENTIVE
                                                       STOCK OPTION AGREEMENT]



                             SHOE PAVILION, INC.
                         1998 EQUITY INCENTIVE PLAN
                      INCENTIVE STOCK OPTION AGREEMENT


     Shoe Pavilion, Inc. (the "Company") hereby grants you, [NAME OF EMPLOYEE] (the "Employee"), an incentive stock option under the Company's 1998 Equity Incentive Plan (the "Plan"), to purchase shares of common stock of the Company ("Shares"). The date of this Agreement is [DATE] (the "Grant Date"). In general, the latest date this option will expire is [DATE 10 YEARS AFTER GRANT DATE] (the "Expiration Date"). However, as provided in Appendix A (attached hereto), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

 Maximum Number of Shares
 Purchasable with this Option:[NUMBER A]    Purchase Price per Share:$[NUMBER B]
 ----------------------------               ------------------------

     Scheduled Vesting Dates:                      Number of Shares:
     -----------------------                       ----------------

     [DATE 1 YEAR FROM GRANT DATE]                 [25% OF NUMBER A]
     [DATE 2 YEARS FROM GRANT DATE]                [25% OF NUMBER A]
     [DATE 3 YEARS FROM GRANT DATE]                [25% OF NUMBER A]
     [DATE 4 YEARS FROM GRANT DATE]                [25% OF NUMBER A]

            Event Triggering                     Maximum Time to Exercise
          Termination of Option:                 After Triggering Event*:
          ---------------------                  -----------------------

     Termination of Service within
      [1 year] of Grant Date                             None
     All other Terminations of Service                 3 months

     * However, in no event may this option be exercised after the Expiration Date (except in certain cases of the death of the Employee).

     Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 4 through 7 of Appendix
A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.


SHOE PAVILION, INC.                             EMPLOYEE


By
  _________________________                     _________________________
  Title:                                                [NAME]

                                 APPENDIX A


               TERMS AND CONDITIONS OF INCENTIVE STOCK OPTION

        1. Grant of Option.  The Company hereby grants to the Employee under
           ---------------
the Plan, as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, an incentive stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of [NUMBER A] Shares. Such stock option is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

        2. Exercise Price.  The purchase price per Share for this option (the
           --------------
"Exercise Price") shall be $[NUMBER B], which is the Fair Market Value of a Share on the Grant Date.

        3. Number of Shares.  The number and class of Shares specified in
           ----------------
Paragraph 1, above, and/or the Exercise Price, are subject to adjustment by the Committee in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, distribution or other change in the corporate structure of the Company affecting the Shares (an "Event"). Any such adjustment shall be made by the Committee as constituted immediately prior to the applicable Event (the "Applicable Committee") and shall be designed so that if the Employee (or any beneficiary) exercises this option after an Event, he or she shall receive (upon payment of the Exercise Price for each Share exercised) the securities and any other property (other than regular cash dividends) which the Employee (or beneficiary) would have been entitled to had he or she instead acquired the Shares on the Grant Date and held them through the date of exercise. Notwithstanding the preceding, (a) the number of Shares subject to this option always shall be a whole number, and (b) if the Applicable Committee determines that the delivery of securities or other property (other than Shares) from any such adjustment would create an undue burden or expense, the Employee (or beneficiary) instead shall receive a lump sum cash payment equal to the fair market value (as determined by the Applicable Committee) of such securities or other property.

        4. Consideration.  Subject to the provisions of Paragraph 12 below,
           -------------
the Employee agrees to remain in the employ of the Company and/or an Affiliate for at least one (1) year after the Grant Date. This option may not be exercised as to any Shares subject thereto unless and until the expiration of such one (1) year period. In the event of the Employee's Termination of Service for any reason during such one (1) year period, this option shall terminate and all rights hereunder shall cease.

        5. Vesting Schedule.  The right to exercise this option will vest as
           ----------------
to twenty-five percent (25)% of the Shares specified in Paragraph 1 above on the first anniversary date of the Grant Date, and as to an additional twenty-five percent (25%) on each succeeding anniversary date, until the right to exercise this option shall have vested with respect to one hundred percent (100%) of such Shares. Shares scheduled to vest on any such anniversary date actually will vest only if the Employee has not incurred a Termination of Service prior to such date.

        6. Termination of Option.  In the event of the Employee's Termination
           ---------------------
of Service for any reason other than death, the Employee may, within three (3) months after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise any vested but unexercised portion of this option.

        7. Death of Employee.  In the event that the Employee dies while in
           -----------------
the employ of the Company and/or an Subsidiary or during the three (3) month period referred to in Paragraph 6 above, the Employee's designated beneficiary, or if no beneficiary survives the Employee, the administrator or executor of the Employee's estate, may, within three (3) months after the date of death, exercise any vested but unexercised portion of the option. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

        8.  Persons Eligible to Exercise Option.  This option shall be
            -----------------------------------
exercisable during the Employee's lifetime only by the Employee. The option shall not be transferable by the Employee, except by (a) a valid beneficiary designation made in a form and manner acceptable to the Committee, or (b) will or the applicable laws of descent and distribution.

        9.  Exercise of Option.  This option may be exercised by the person
            ------------------
then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Exercise Price (and the amount of any income tax the Company determines is required to be withheld by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. No partial exercise of this option may be for less than ten (10) Share lots or multiples thereof.

        10. Suspension of Exercisability.  If at any time the Company shall
            ----------------------------
determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

        11. No Rights of Stockholder.  Neither the Employee (nor any
            ------------------------
beneficiary) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee (or beneficiary).

        12. No Effect on Employment.  The Employee's employment with the
            -----------------------
Company and its Subsidiaries is on an at-will basis only. Accordingly, subject to any written, express employment contract with the Employee, nothing in this Agreement or the Plan shall confer upon the Employee any right to continue to be employed by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or the Subsidiary, which are hereby expressly reserved, to terminate the employment of the Employee at any time for any reason whatsoever, with or without good cause. Such reservation of rights can be modified only in an express written contract executed by a duly authorized officer of the Company or the Subsidiary employing the Employee. For purposes of this Agreement, the transfer of employment of the Employee between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a Termination of Service.

        13. Address for Notices.  Any notice to be given to the Company under
            -------------------
the terms of this Agreement shall be addressed to the Company, in care of its [TITLE], at [ADDRESS], or at such other address as the Company may hereafter designate in writing.

        14. Option is Not Transferable.  Except as otherwise expressly
            --------------------------
provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, pledge, assign, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

        15. Other Benefits.  Except as provided below, nothing contained in
            --------------
this Agreement shall affect the Employee's right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other employee welfare plan or program of the Company or any Subsidiary. Notwithstanding any contrary provision of this Agreement, in the event that the Employee receives a hardship withdrawal from his or her pre-tax account under any tax-qualified retirement plan sponsored by the Company (the "401(k) Plan"), this option may not be exercised during the twelve (12) month period following the receipt of such withdrawal, unless the Committee determines that such exercise (or a particular manner of exercise) would not adversely affect the continued tax qualification of the 401(k) Plan.

        16. Maximum Term of Option.  Notwithstanding any other provision of
            ----------------------
this Agreement except Paragraph 8 above relating to the death of the Employee (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the Expiration Date.

        17. Binding Agreement.  Subject to the limitation on the
            -----------------
transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

        18. Conditions to Exercise.  The Exercise Price for this option must
            ----------------------
be paid in the legal tender of the United States or, in the Committee's sole discretion, in Shares of equivalent value that (a) were previously issued to the Employee upon the exercise of this option and (b) have been held by the Employee for at least six (6) months prior thereto. Exercise of this option will not be permitted until satisfactory arrangements have been made for the payment of the appropriate amount of withholding taxes (as determined by the Company).

        19. Plan Governs.  This Agreement is subject to all of the terms and
            ------------
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

        20. Committee Authority.  The Committee shall have all discretion,
            -------------------
power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

        21. Captions.  The captions provided herein are for convenience only
            --------
and are not to serve as a basis for the interpretation or construction of this Agreement.

        22. Agreement Severable.  In the event that any provision in this
            -------------------
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

        23. Modifications to the Agreement.  This Agreement constitutes the
            ------------------------------
entire understanding of the parties on the subjects covered. The Employee expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.